Exhibit 10.20

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of the 30th day of October, 2013, by and among MELROSE CAPITAL ADVISORS, LLC, an Ohio limited liability company (the “Lender”), HEALTHWAREHOUSE.COM, INC., a Delaware corporation, HWAREH.COM, INC., a Delaware corporation, and HOCKS.COM, INC., an Ohio corporation (collectively, the “Borrower”), and Steven Deixler. (the “Creditor”).

RECITALS

The Lender has made a $600,000.00 loan to the Borrower as evidenced by certain documents, instruments and agreements between the Lender and the Borrower (collectively, the “Loan Documents”).

The Creditor is extending to the Borrower certain loans and extensions of credit, as evidenced by certain documents, instruments and agreements between the Creditor and the Borrower (collectively, the “Creditor Documents”).

The Lender and the Creditor hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Definitions.

“Obligations” means all loans, advances, debts, liabilities and obligations owing by the Borrower to the Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases, and all costs and expenses of the Lender incurred in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

“Collateral” means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees.

“Subordinated Debt” means any loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Creditor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan or guarantee or in any other manner, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising (including any such obligations purchased or otherwise acquired by Creditor), whether consisting of principal, interest, expense payments, management and consulting fees, liquidation costs, attorneys' fees and costs or otherwise, and all whether arising or created pursuant to the Creditor Documents or otherwise.

2.        Subordination.

(a)  Subject to Section 3 hereof, the Creditor hereby subordinates and postpones the payment and the time of payment of all the Subordinated Debt and all claims and demands arising therefrom to the Obligations.  Creditor agrees that the maturity date of the Subordinated Debt shall not be prior to March 1, 2015.

(b)        Creditor shall:  (i) make notations on the books of the Creditor beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, and (ii) furnish the Lender, upon Lender’s request from time to time, a statement of the account between the Creditor and the Borrower representing the Subordinated Debt and copies of each of the Creditor Documents.

3.        Payments to Creditor.  Notwithstanding any other provision of this Agreement, the Borrower shall be entitled to pay and the Creditor shall be entitled to receive, so long as no default has occurred under the Loan Documents or would result from such payment, (i) all scheduled payments of interest (at the current rate set forth in the Creditor Documents) under the Subordinated Debt, and only when due. No payments of principal on the Subordinated Debt or default interest thereon or costs and expenses shall be permitted or made without the Lender's prior written consent.  After the occurrence of an Event of Default under the Loan Documents and receipt by the Creditor of written notice thereof from the Lender to the Creditor, the Borrower shall not make, and the Creditor shall not receive, any direct or indirect payments of interest, principal, fees or expenses under the Subordinated Debt.

4.        Security.  Notwithstanding the order of filing or recording of any mortgages or security agreements entered into between Creditor and Borrower or any financing statements filed by Creditor against Borrower, if any, any security interest, lien, claim or right now or hereafter asserted by Creditor with respect to any Collateral shall be subject, junior and subordinate to the security interest or lien granted to Lender with respect to such Collateral.  Creditor hereby waives all rights to and hereby agrees that Creditor shall not claim or assert any claim or right relating to a marshalling of assets or liens with respect to disposition of the Collateral.  Creditor agrees that it will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Lender.

5.  Standby Limitation.  Creditor shall notify Lender of any default by Borrower under the Creditor Documents.  Notwithstanding any breach or default by the Borrower under the Creditor Documents, the Creditor shall not at any time or in any manner, foreclose upon, take possession of or attempt to realize on any Collateral, accelerate the Subordinated Debt or proceed in any way to enforce any claims it has or may have against the Borrower under the Subordinated Debt or otherwise, until all Obligations of Borrower to Lender have been indefeasibly paid in full.  The Creditor shall have no rights to exercise any remedies against the Borrower arising solely from a cross-default with the Loan Documents.

6.        Bankruptcy/Probate of Borrower.  In the event a petition or action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the Lender's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Creditor on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights.  The Lender may, in its discretion, file a proof of claim for or collect the Creditor's claim first for the benefit of the Lender to the extent of the unpaid Obligations and then for the benefit of the Creditor (but without creating any duty or liability to the Creditor other than to remit to the Creditor distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding.  The Borrower and the Creditor shall furnish all assignments, powers or other documents requested by the Lender to facilitate such direct collection by the Lender.

7.        Receipt of Payments by Creditor.  Should the Creditor directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of all financing arrangements between the Lender and the Borrower, the Creditor will deliver the same to the Lender in the form received (except for the endorsement or assignment of the Creditor where necessary), for application to the Obligations in such order and manner as the Lender may elect.  Until so delivered, the Creditor shall hold the same, in trust, for the Lender as property of the Lender, and shall not commingle such property of the Lender with any other property held by the Creditor.  In the event the Creditor fails to make any such endorsement or assignment, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of the Creditor to make such endorsement or assignment and is hereby irrevocably appointed as the Creditor's attorney-in-fact for those purposes.

8.        Lender’s Rights.

(a)        The Creditor hereby consents that at any time and from time to time, without further consent of or notice to the Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, the Lender may, in its sole discretion:  (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations or amend, renew, replace or terminate the Loan Documents or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as the Lender, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

(b)        This Agreement will not be affected, impaired or released by any delay or failure of the Lender to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of the Lender to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor.  The Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

9.        Continuing Agreement.  This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Creditor's obligations and undertakings to the Lender have been fully performed and indefeasibly satisfied and until all the Loan Documents have been terminated.  This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by the Lender upon insolvency, bankruptcy, or reorganization of the Borrower or otherwise, all as though such payment had not been made.

10.        Replacement Financing; Assignment of Subordinated Debt.

(a)        The provisions hereof shall inure to the benefit of any lender obtained by the Borrower or the Lender to provide replacement working capital or other financing for the Borrower in place of the Lender, regardless of whether any such replacement lender provides its own financing or succeeds to the Lender's financing by assignment.  If requested by such replacement lender, the Creditor shall execute with such replacement lender a subordination agreement substantially similar to this Agreement.

(b)        The Creditor also agrees that as a prior condition of any assignment of any of its interests under any of the Creditor Documents, the Creditor shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

11.        Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree, including electronic mail.  Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.  Regardless of the manner in which provided, Notices may be sent to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose in accordance with this section:

To the Lender:                                      Melrose Capital Advisors, LLC
c/o Statman, Harris & Eyrich, LLC
441 Vine Street, 37th Floor,
Cincinnati, Ohio  45202
Attention:  Fern Goldman

To the Creditor:                                    Steven Diexler
371 Eagle Drive
Jupiter, FL 33477
Attention:___________________________

To the Borrower:                                  HEALTHWAREHOUSE.COM, INC.
HWAREH.COM, INC.,
HOCKS.COM, INC.
7107 Industrial Road
Florence, Kentucky  41042
Attention:  Lalit Dhaphale

12.        Entire Agreement; Amendments.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  No modification, amendment or waiver of, or consent to any departure by the Borrower or the Creditor from, any provision of this Agreement, will be effective unless made in a writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No delay or omission on the Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender's action or inaction impair any such right or power. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which the Lender or the Creditor may have against the Borrower under the Loan Documents or the Creditor Documents, respectively, or under any other agreement between them, or either of them, and the Borrower.

13.        Counterparts.  This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile or electronic transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or electronic transmission.

14.        Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Borrower, the Creditor and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Creditor may assign this Agreement in whole or in part without the Lender's prior written consent and the Lender at any time may assign this Agreement in whole or in part.  No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

15.        Governing Law and Jurisdiction.  This Agreement has been delivered to and accepted by the Lender and will be deemed to be made in the State of Ohio.  This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, excluding its conflict of laws rules.  Each of the Borrower and the Creditor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Hamilton County, Ohio.  Each of the Borrower and the Creditor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

16.        WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE CREDITOR AND THE LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.

[EXECUTION PAGE FOLLOWS]

Executed as of the date first set forth above.

LENDER:

MELROSE CAPITAL ADVISORS, LLC

By: /s/ Timothy E. Reilly
            Timothy E. Reilly, Managing Member

BORROWER:

HEALTHWAREHOUSE.COM, INC.,

By:  /s/           Lalit Dhadphale
Print Name:   Lalit Dhadphale
Title:              President & CEO

HWAREH.COM, INC.

By:  /s/           Lalit Dhadphale
Print Name:   Lalit Dhadphale
Title:              President & CEO

HOCKS.COM, INC.

By:  /s/           Lalit Dhadphale
Print Name:   Lalit Dhadphale
Title:              President & CEO

CREDITOR:

By: /s/            Steven Diexler
Print Name:   Steven Deixler
Title:               ______________________________________